FREEPORT-MCMORAN COPPER & GOLD



2nd Quarter 2008

Earnings Conference Call

July 22, 2008

FCX LISTED NYSE

www.fcx.com

FREEPORT-MCMORAN COPPER & GOLD

Cautionary Statement Regarding Forward-Looking Statements

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding projected ore grades and milling rates, projected sales volumes, projected unit net cash costs, projected operating cash flows, projected capital expenditures, the impact of copper, gold and molybdenum price changes, the impact of changes in deferred intercompany profits on earnings and timing of dividend payments and open market purchases of FCX common stock. The declaration and payment of dividends is at the discretion of FCX's Board of Directors and will depend on FCX's financial results, cash requirements, future prospects, and other factors deemed relevant by the Board. Accuracy of the forward-looking statements depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the forward-looking statements in this presentation and, except to the extent required by applicable law, does not intend to update or otherwise revise the forward-looking statements more frequently than quarterly. Additionally, important factors that might cause future results to differ from these projections include mine sequencing, production rates, industry risks, commodity prices, political risks, weather-related risks, labor relations, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2007, filed with the Securities and Exchange Commission (SEC).

In our filings with the SEC, we disclose recoverable proven and probable reserves calculated in accordance with Industry Guide 7 as required by the Securities and Exchange Act of 1934. In this presentation we refer to potential reserve additions and use phrases such as "potential additions in medium term," "mineralized material" and "potential to add reserves." Potential reserve additions will not qualify as reserves until sufficient mapping, drilling, sampling, and assaying are completed and until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that any potential reserve additions will become recoverable proven or probable reserves. We urge you to consider closely the disclosure of recoverable proven and probable reserves in our Annual Report on Form 10-K for the year ended December 31, 2007.

This presentation also contains certain financial measures such as unit net cash costs (credits) per pound of copper and unit net cash costs per pound of molybdenum. As required by SEC Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements or pro forma consolidated financial results are in the supplemental schedule, "Product Revenues and Production Costs," which is available on our internet web site www.fcx.com.

2Q08 Highlights

Sales Data	***2Q08***	***2Q07***
Copper		
Consolidated Volumes *(mm lbs)* [1]	942	1,010
Average Realization *(per lb)*	$3.85	$3.34[2]
Gold		
Consolidated Volumes *(000's ozs)*	265	913
Average Realization *(per oz)*	$912	$659
Molybdenum		
Consolidated Volumes *(mm lbs)* [1]	20	15
Average Realization *(per lb)*	$31.59	$24.83
Financial Results *(in millions, except per share amounts)*		
Revenues	$5,441	$5,443
Net Income	$947	$1,104
Diluted Earnings Per Share	$2.25	$2.62
Operating Cash Flows[3]	$1,009	$2,081
Capital Expenditures	$655	$530

(1) Excludes purchased products
(2) Includes reductions from PD's historical hedging of 13¢/lb
(3) Includes capitalized interest

2Q08 Regional Data

(per pound of copper)

	North America	South America	Indonesia	Consolidated
Unit Cash Costs				
Site Production & Delivery	**$1.84**	**$1.15**	**$1.90**	**$1.59**
Royalties[(1)]	**0.00**	**0.00**	**0.13**	**0.03**
Treatment Charges	**0.10**	**0.19**	**0.28**	**0.18**
By-product Credits	**(0.70)**	**(0.12)**	**(0.99)**	**(0.55)**
Unit Net Cash Costs	**$1.24**	**$1.22**	**$1.32**	**$1.25**

(1) Profit sharing in South America included in production costs; severance taxes in North America included in production costs.

NOTE: For a reconciliation of unit net cash cost per pound to production and delivery cost applicable to sales reported in FCX's consolidated financial statements, refer to "Product Revenues and Production Costs" on FCX's web site.

Sales From Mines for 2Q by Region

North America


347
333
Cu
mm lbs
20
15
Mo
mm lbs
2Q08
2Q07
2Q08
2Q07

South America


366
343
Cu
mm lbs
Au
000's ozs
26
28
2Q08
2Q07
2Q08
2Q07

Indonesia


229
334
Cu
mm lbs
235
880
Au
000's ozs
2Q08
2Q07
2Q08
2Q07

FREEPORT-MCMORAN COPPER & GOLD

Strong Markets



2,000
1,750
1,500
1,250
1,000
750
500
250
0
000's Metric Tons
400
350
300
250
200
150
100
50
0
Cents Per Pound
LME Copper Price
LME & COMEX Exchange Stocks*
Jan-99 Jul-99 Jan-00 Jul-00 Jan-01 Jul-01 Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08 Jul-08

*LME and Comex, excluding Shanghai stocks, producer, consumer and merchant stocks.

London Gold Price ($/oz)



$1,200
$1,000
$800
$600
$400
$200
$0
Dec-98 Dec-99 Dec-00 Dec-01 Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07

Molybdenum Price* ($/lb)



$40
$35
$30
$25
$20
$15
$10
$5
$0
Jan-02 Jul-02 Jan-03 Jul-03 Jan-04 Jul-04 Jan-05 Jul-05 Jan-06 Jul-06 Jan-07 Jul-07 Jan-08

* Metals Week – Molybdenum Dealers Oxide Price

FREEPORT-MCMORAN COPPER & GOLD

2008 Outlook

- **Sales Outlook:**
  - ***Copper: 4.1 Billion lbs.*** (1)
  - ***Gold: 1.4 Million ozs.***
  - ***Molybdenum: 75 Million lbs.***

- **Modeled Operating Cash Flows** (2)**:** ***Approximately $6.0 Billion for 2008***
  - **Expect Working Capital Use in 2008 of ~ $1.8 Billion, Including $2.1 Billion Used in 1H08**
  - **Expect to Generate $4.4 Billion of Operating Cash Flows in Second Half**

- **Capital Expenditures:** ***~ $3.0 Billion for 2008***

(1) Copper sales are expected to be approximately 100 million pounds lower than previous estimates primarily because of delays in achieving full production at the new Safford mine and lower than expected production at Morenci.

(2) Based on 1H08 actuals and assumed prices of $3.75/lb Copper, $900/oz Gold, and $30/lb Molybdenum for the remaining two quarters of 2008. Each 20¢ change in copper would impact this estimate by approximately $300 MM over the remaining two quarters.

Note: Amounts are projections; see cautionary statement.

Development Project Update
North America - Copper

Safford Mine Development

- Major new mine in Arizona completed
- SX/EW facility continues to ramp-up to full rates; produced 24MM lbs in 2Q08
- Start-up issues being addressed
- 240MM lbs Cu/year
- ~$675MM project


Safford

Miami Mine Restart

- Restart of the Miami mine
- 100MM lbs Cu/year by 2010
- ~$100MM project, primarily mining equipment
- 12/31/07 reserves of 600MM lbs Cu

Incremental Expansions

- Morenci, Bagdad and Sierrita
- Preliminary scoping level estimates of 180MM lbs Cu by 2010 at capital of ~$370MM
- Engineering in-progress; capital costs/scope may change
- Considering larger expansions
- Continue to review additional expansion opportunities at all our existing operations

NOTE: FCX has an 85% ownership interest in Morenci and a 100% interest in Safford, Miami, Bagdad and Sierrita

Development Project Update
North America - Molybdenum

Climax Mine Restart

- ~$500MM "brownfield" project
  - Open-pit operation
  - Construction of new mill with restart by 2010
  - Major permits received
  - Construction activities commenced


Primary crusher
Covered ore stockpile
Pebble crusher
SAG & Ball mills
Flotation circuit


Grinding Area
Foundation Mats

- Initial annual production ~30mm lbs
- Largest, highest-grade undeveloped moly resource with substantial upside
- Facilities designed to enable expansion

NOTE: FCX has a 100% ownership interest in Climax

Development Project Update
South America

El Abra Sulfide

- Large sulfide mineral deposit underlying current oxide pit
- New leach pad & modifications to existing crushing plant; construction to begin in the second half of 2008
- Extends mine life 10+ years
- Provides 325MM lbs copper/year aggregate to replace oxides
- ~ $450MM project


Cerro Verde


El Abra
E-W Section
Original Topography
Current Pit
Oxide Final Pit
Sulfide Final Pit
Legend
Leached Capping
Oxide
Mixed Oxide
Chalcocite
Bornite
Chalcopyrite
Pyrite

Incremental Expansion at Cerro Verde

- Engineering in-progress
- Considering larger expansions

NOTE: FCX has a 53.6% ownership interest in Cerro Verde and a 51% interest in El Abra

Development Project Update
Indonesia


Grasberg
Mill Complex

Underground Mine Development

- DOZ Expansion
  - Operated above 50K capacity at record 66K mt/d in 2Q08
  - Further expansion to 80K under way with targeted completion by 2010
- Initiating mine development activities at Grasberg Block Cave
- Big Gossan to reach full rates in 2011 (aggregate copper of 125MM lbs/year and gold of 65K ozs/year)

Mill Optimization

- Crusher Master Plan – completed in 2Q08; throughput enhancement

NOTE: FCX has a 90.64% ownership interest in Grasberg

Development Project Update
Democratic Republic of Congo

Tenke Fungurume Mine Development

- Engineering, procurement & construction activities continue; concrete work, steel tank erection, structural steel & logistics/ infrastructure development
- Aggregate capital cost estimate of $1.75 billion; capital cost & project timing will continue to be reviewed and updated as development progresses
- Initial production target – 2H09; Aggregate annual production of 250MM lbs Cu & 18MM lbs Co
- Initial Reserves at 12/31/07: 100MM mt at 2.3% copper and 0.3% cobalt
- Drill program accelerated
  - Reserves are expected to increase significantly



Tenke Fungurume Plant Site
View from Kwatebala Hill

NOTE: FCX has a 57.75% ownership interest in the Tenke Fungurume project

Development Project Update
Democratic Republic of Congo


SAG Pedestals


Solution Extraction


Electrowinning Building


Stockpile &
Dump Pocket
Heavy
Duty Shop
Leach
& CCD
SAG Mill
Reagent
Storage
Solution
Extraction
Acid
Plant
Cobalt
Precipitation
Electrowinning

Tenke Fungurume
Construction Site, 2Q08

A World of Opportunities

Exploration Targets in Major Mineral Districts

80 drill rigs operating around the world


Safford/Lone Star/Morenci District
18 rigs


Cerro Verde
9 rigs


Tenke Fungurume/Africa
19 rigs


Grasberg/Indonesia
13 rigs


SW US
33 rigs
South America
15 rigs
Africa
19 rigs
Indonesia
13 rigs

Exploration Drives the Mine Plan

Aggregate 2008e Exploration: ~$240 million


North America
Lone Star,
Morenci
& Others
50%
South America
11%
Africa
Tenke
Fungurume
& Kisanfu
20%
Australasia & Other Areas
3%
Indonesia
Deep Grasberg,
Kucing Liar, &
other targets
outside
of Block A
16%

e = estimate. Please see cautionary statement.

FREEPORT-MCMORAN COPPER & GOLD

Exploring Our World of Opportunities

North America, South America and Africa*

Drill Rigs

(number)



35
57
80
April 2007
May 2008
December 2008e

Drill Meters

(000's meters)



180
661
2006
2008e

Reserves

(billion lbs CuEq) (a)



64
144(b)
Potential Additions in Medium Term
+80 billion lbs CuEq
PD Reserves At time of Merger
PD Reserves plus Potential Additions

Exploration Drives the Mine Plan

* former Phelps Dodge properties

(a) CuEq or copper equivalents include molybdenum & cobalt credits adjusted for their relative value (1 lb Mo = 5 lbs Cu, 1 lb Co = 6 lbs Cu)

(b) Potential additions will not qualify as reserves until sufficient mapping, drilling, sampling, and assaying are completed and until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that any potential additions will become recoverable proven or probable reserves. e = estimate. See Cautionary Statement.

FREEPORT-MCMORAN COPPER & GOLD

Greenfield Opportunities in our Brownfield Locations

North America, South America and Africa

- Drilling adjacent to existing ore bodies
- Focused on adds to reserves & mineralized material
  - Drilling
  - Mine planning
  - Expansion projects
- Major Opportunities
  - Morenci
  - Bagdad
  - Sierrita
  - Cerro Verde
  - Tenke
- Considerations
  - Regulatory, environmental, power and water
  - Cost escalation

Morenci Opportunities



A
B
Garfield pit
GARFIELD
Mill Ore Target
SUN RIDGE
Leach Target
Coronado pit
Western Copper pit
US HWY 191
MORENCI
Mill Ore Target
Scale
0
1 Km
Current Mining Level
Mill Ore Target

- Potential to add to reserves by roughly 2/3rds in medium term
- Significant long-term potential
- Drill program at Sun Ridge, Garfield and Morenci pits (in-fill and step-out)
- Expansion studies

Bagdad Opportunities

- Potential to triple reserves in medium term
- Significant long-term potential
- In-fill and step-out drill program
- Expansion Studies


Potential Reserve Addition
Reserve Pit
B
A
N


Cross Section
A
B
Original topography
Potential
open at depth

Sierrita Opportunities


2008 Drill hole
Current Reserve Pit
Potential Reserve Addtion
A
B
N
4,000 ft


A
Cross Section (looking North)
B
Current Topo Surface
2008 Holes
2,000 ft

- **Potential to double reserves in medium term**
- **Significant long-term potential**
- **Drill program focused below and north of pit**
- **Expansion Studies**

Cerro Verde Opportunities

- **Potential to double reserves in medium term**
- **Significant long-term potential**
- **Infill and deep exploration drill program**
- **Expansion studies**



Cerro Verde Pit
Santa Rosa Pit
A
B
Cross Section
Cerro Verde Pit
Santa Rosa Pit
Total Copper %
0.00%
0.20%
0.35%
0.60%
0.80%
1.00%
Potential open at depth
Current Pit
Current Reserve
Potential Reserve Addition
Potential Mineralized Material Addition

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Tenke Opportunities

Accelerating Exploration

- **Potential to triple reserves in medium term**
- **Significant long-term potential**
- **Expansion studies**


4 km
Kjaundi
Airport
Camp Bravo
Sefu
Kwatebala
Faulu
Mwadinkomba
Goma
Tenke
Mambilima
Pumpi East
Fungurume
BASE CAMP
Kansalawile
Pumpi
Nguba
Kakanda

FREEPORT-MCMORAN COPPER & GOLD

Papua Opportunities

- **Drill programs adjacent to existing ore bodies as well as in highly prospective exploration areas outside current operations**
- **Opportunities to add to reserves in Indonesia**



Block A
N



Pacific Ocean
Banda Sea
Grasberg
Papua, Indonesia
Papua New Guinea
Arafura Sea
Mineral Districts
Exploration Areas

FREEPORT-McMoRAN COPPER & GOLD

Sales Profile 2007 - 2010e

Copper Sales (billion lbs)



5
4
3
2
1
0
3.6
3.9
4.1
4.5
4.8
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated copper sales include approximately 535 mm lbs in 2006, 647 mm lbs in 2007, 700 mm lbs in 2008e, 730 mm lbs in 2009e and 775 mm lbs in 2010e for minority interest; excludes purchased copper.

* 2007 includes pre-acquisition sales of 505 mm lbs of copper, 18 k oz of gold and 17 mm lbs of molybdenum

Gold Sales (million ozs)



3
2
1
0
1.9
2.3
1.4
2.1
2.1
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated gold sales include approximately 185 k oz in 2006, 228 k oz in 2007, 145 k oz in 2008e, 210 k oz in 2009e and 210 k oz in 2010e for minority interest

Molybdenum Sales (million lbs)



100
80
60
40
20
0
69
69
75
80
100
2006 Pro Forma
2007 Pro Forma*
2008e
2009e
2010e

Note: Consolidated molybdenum sales include approximately 2 mm lbs in 2008e, 4 mm lbs in 2009e and 4 mm lbs in 2010e for minority interest; excludes purchased molybdenum

e = estimate. Please see cautionary statement.

2008e Quarterly Payable Metal Sales

Copper Sales (million lbs)


1,250
1,000
750
500
250
0
911
942
1,020
1,225
1Q08
2Q08
3Q08e
4Q08e
45%
55%

Note: Consolidated copper sales include approximately 164 mm lbs in 1Q08, 167 mm lbs in 2Q08, 175 mm lbs in 3Q08e and 195 mm lbs in 4Q08e for minority interest; excludes purchased copper

e = estimate. Please see cautionary statement.

Gold Sales (thousand ozs)

Grasberg mining in higher grade section.


750
500
250
0
280
265
315
575
1Q08
2Q08
3Q08e
4Q08e

Note: Consolidated gold sales include approximately 29 k oz in 1Q08, 27 k oz in 2Q08, 35 k oz in 3Q08e and 55 k oz in 4Q08e for minority interest

Molybdenum Sales (million lbs)


25
20
15
10
5
0
20
20
18
17
1Q08
2Q08
3Q08e
4Q08e

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2008e Sales and Unit Production Costs by Region

2008e Sales by Region



North America
1,425
Cu
mm lbs
75 (1)
Mo
mm lbs
South America
1,500
Cu
mm lbs
0.1
Au
mm ozs
Indonesia
1,175
Cu
mm lbs
1.3
Au
mm ozs

(per pound of copper) Unit Cash Costs (2)	North America	South America	Indonesia	Consolidated
Site Production & Delivery (3)	$1.86	$1.17	$1.48	$1.49
Royalties (3)	-	-	0.13	0.04
Treatment Charges	0.10	0.17	0.27	0.17
By-product Credits	(0.67)	(0.16)	(1.08)	(0.60)
Unit Net Cash Costs	$1.29	$1.18	$0.80	$1.10

(1) Includes Cerro Verde moly

(2) Estimates assume average prices of $3.75/lb for copper, $900/oz for gold and $30/lb for molybdenum for the 3Q – 4Q 2008. Quarterly unit costs will vary significantly with quarterly metal sales volumes.

(3) Production costs include profit sharing in South America and severance taxes in North America

Note: Amounts are projections. See Cautionary Statement.

EBITDA and Cash Flow at Various Copper Prices

Average Annual EBITDA

($900 Gold & $30 Molybdenum)


(US$ billions)
$15
$13
$11
$9
$7
$5
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Average Annual Operating Cash Flow

($900 Gold & $30 Molybdenum)


(US$ billions)
$10
$8
$6
$4
$2
$0
Cu $3.00/lb
Cu $3.50/lb
Cu $4.00/lb

Note: Annualized results based on outlook for 2H08 through 2009 and noted copper prices. On an annual basis, each $50/oz change in gold approximates $90 million to EBITDA and $50 million to operating cash flow; each $2.00/lb of molybdenum equates to $140 million to EBITDA and $100 million to operating cash flow. EBITDA equals operating income plus depreciation, depletion, and amortization, and excludes purchase accounting impacts.

Sensitivity to Commodity Prices

	Annual Financial Impact		
Change	EBITDA	Net Income	Operating Cash Flow
		(US$ millions)	
Copper: -/+ $0.20/lb	$850	$490	$575
Molybdenum: -/+ $2.00/lb	$140	$100	$100
Gold: -/+ $50/ounce	$90	$45	$50

Note: Annual financial impact based on estimated average annual sales for 2008-2009 and excludes purchase accounting impacts.

Capital Expenditures


Major Projects
All Other
(US$ billions)
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
$1.8
1.0
0.8
$3.0
1.2
1.8
$2.5
1.2
1.3
$1.3
0.8
0.5
2007 *
2008e
2009e
2010e

* Includes PD expenditures beginning March 20, 2007

Note: Includes capitalized interest. e = estimate. Please see cautionary statement.

July 2008 Board Action

- Increased Common Stock Dividend From $1.75 to $2.00/Share per Annum
- Increased Open Market Share Purchase Program to 30 Million Shares
- FCX is Committed to Maintaining a Strong Financial Position
- Committed to Long-Standing Tradition of Maximizing Value for Shareholders
- Financial Policy Reviewed on Ongoing Basis

Average Annual Excess Cash Flow (1)

($ in billions, except copper, gold and molybdenum prices)



Op. Cash Flow After CAPEX & MI Distributions
$5
$4
$3
$2
$1
$0
Copper Sensitivities with
$900 Gold/$30 Molybdenum
Available for investments/ debt reduction/ shareholder returns
Annual Dividend of $2.00/share
Preferred Dividends
$3.00
$3.50
$4.00
$900 Gold/$30 Molybdenum

Cash Available After Dividends 2-Yr Total (2)	$3.1	$5.5	$7.8

NOTE: Annualized results based on outlook for 2H08 through 2009 and noted copper prices. 2008 excess cash flows expected to be less than the average as a result of working capital uses.

(1) Average annual operating cash flow after capital expenditures and minority distributions.

(2) After annual dividend of $2.00 per share and preferred dividends

FCX Investment Summary

- World's Premier Publicly Traded Copper Company
- World's Largest Molybdenum Producer & Significant Gold Producer
- World Class, Long-lived, Geographically Diverse Operations
- Attractive Project Pipeline Supports Growing Production Profile
- Significant Exploration Potential
- Strong Cash Flows and Financial Strength

Reference Slides

Grasberg District Ore Bodies


Grasberg UG
Grasberg Pit
At year-end 2007, we arrived at the start of the Grasberg BC terminal
In 2008, we have begun development of Grasberg BC infrastructure
December 2007
5.5 km* from the Portal
Grasberg Block Cave "Spur"
Kucing Liar
Kucing Liar "Spur"
Amole
Elevation: 2,900 meters
MLZ
Deep MLZ
ESZ
DOZ
Big Gossan
Lower access to Big Gossan completed
MLA
Mill
Elevation: 2,500 meters
Common Infrastructure
Portals (Ridge Camp)
2004
Portal construction started (April)
Tunnel development started (July)
COW A Ore Bodies
Plan View
N

* represents the distance from the portal and not indicative of total development meters

Grasberg Open Pit


9N
8N
8E
7S
9S
8S
N

PT-FI Mine Plan

PT-FI's Share of Metal Sales, 2008e-2012e



Copper, billion lbs
Gold, million ozs
2008e – 2012e PT-FI Share
Total: 6.0 billion lbs
Annual Average: 1.2 billion lbs
2008e – 2012e PT-FI Share
Total: 7.8 million ozs
Annual Average: 1.6 million ozs
1.2
1.3
1.2
2.0
1.4
2.0
1.0
1.3
1.2
1.2
2008e
2009e
2010e
2011e
2012e

e = estimate. Amounts are projections; see cautionary statement.
Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

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Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
1Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
2Q08
End 2007
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2008

Copper Equivalent Cross Section


A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
3Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

FREEPORT-MCMORAN COPPER & GOLD

Mining Sequence in 2008

Copper Equivalent Cross Section



A
B
7S is the Primary Ore Pushback in 2008
8E
7S
End 2007
4Q08
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2009

Copper Equivalent Cross Section


A
B
7S and 8E are the Primary Ore Pushbacks in 2009
8E
7S
End 2008
2009
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2010

Copper Equivalent Cross Section


A
B
8E/8S is the Primary Ore Pushback in 2010
9S
9N
End 2009
8E
2010
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

Mining Sequence in 2011

Copper Equivalent Cross Section


A
B
8E and 9N are the Primary Ore Pushbacks in 2011
9S
9N*
End 2010
8E
2011
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section

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Mining Sequence in 2012

Copper Equivalent Cross Section



A
B
9N is the Primary Ore Pushback in 2012
9S
9N*
End 2011
2012
Grasberg Plan View
B
A
Legend:
0.25 - 0.99% CuEq
1.00 - 1.99% CuEq
2.00 - 2.99% CuEq
>3.00% CuEq

* 9N is in ore north of this cross-section